Exhibit 99.1

STONEMOR INC. REPORTS SECOND QUARTER FINANCIAL RESULTS

TREVOSE, PA – August 13, 2020 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the second quarter and six-month period ended June 30, 2020.  Investors are encouraged to read the Company's quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

SECOND QUARTER FINANCIAL PERFORMANCE

•

Revenues for the second quarter were $70.7 million compared to $78.5 million in the second quarter in the prior year. Six-month revenues were $142.0 million compared to $150.0 million in the prior year period. When adjusted to exclude revenues from properties divested since January 1, 2019, revenues for the quarter and six months ended June 30, 2020 were $70.7 million and $140.5 million, respectively, compared to revenues of $73.9 million and $141.8 million, respectively, for the prior year periods.

•

Cemetery segment operating income for the second quarter was $7.4 million compared to $4.8 million in the second quarter in the prior year, representing an increase of $2.6 million. Six-month cemetery segment operating profit was $12.7 million compared to $7.6 million in the prior year period, representing an increase of $5.1 million.

•

Funeral home segment operating income for the second quarter was $1.4 million compared to $1.8 million in the second quarter in the prior year, representing a decrease of $0.4 million. Six-month funeral home segment operating profit was $3.3 million which was unchanged from the prior year period.

•	Corporate overhead expense decreased to $8.8 million in the second quarter compared to $13.1 million in the second quarter in the prior year.
•

Second quarter net loss was $3.9 million compared to $34.4 million in the second quarter in the prior year. Second quarter net loss in 2020 included a gain on sale of business of $7.0 million and other losses of $2.2 million.

•

Second quarter operating income was $4.7 million, including a $7.0 million gain on sale of business and $2.2 million in other losses, compared to an operating loss of $10.2 million in the second quarter in the prior year, which included other losses of $3.4 million.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “After a strong first quarter, our second quarter continued that trend, particularly as it relates to our cemetery sales production1 and expense management initiatives.  During the quarter we experienced a 6% year-over-year increase in cemetery sales production – rebounding in May and June after an initial decline in April, brought upon by the COVID-19 pandemic.  The upward trajectory of our sales, which continued into July, is driven by strong growth in both our Pre-Need and At-Need Sales categories.  This sales production growth was generated while reducing our expenses across the board, most notably by a $4.4 million reduction in corporate overhead expenses.”

[1]	Cemetery sales production represents dollar volume associated with new contracts executed during the period.

LIQUIDITY UPDATE

As of June 30, 2020, the Company had $63.6 million of cash, including $20.7 million of restricted cash, and $323.3 million of total debt.

“Through our cost reduction and transformation initiatives, including those related directly to our COVID-19 response, StoneMor produced a second quarter that generated adjusted EBITDA of $2.2 million and operating cash flow of $6.4 million, which includes a $6.5 million cash interest payment,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “In addition, StoneMor reduced its debt by $22 million in the second quarter with the continued execution on its divestiture strategy.  We remain focused on generating operating cash flow through effective management of our operations and related treasury functions, our corporate cost reduction initiatives and continuing to evaluate opportunities to further reduce debt through additional divestitures.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, August 13, 2020 at 4:30 p.m. Eastern Time.  The conference call can be accessed by calling (877) 256-6190.  No reservation number is necessary.  StoneMor will also host a live webcast of this conference call.  Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 318 cemeteries and 87 funeral homes in 27 states and Puerto Rico.

StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s performance and cost structure improvement efforts and the anticipated financial impact thereof, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the recent coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, purchasers of additional properties, uncertainties associated with the cash flow from pre-need  and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including comparable location revenues, EBITDA and adjusted EBITDA and adjusted and adjusted comparable location operating income, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below.

COMPARABLE LOCATION REVENUES

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total revenues	$70,707	$78,495	$141,952	$149,964
Less: Revenue associated with divested properties	7	4,627	1,445	8,194
Comparable location revenues	$70,700	$73,868	$140,507	$141,770

ADJUSTED OPERATING LOSS AND ADJUSTED COMPARABLE LOCATION OPERATING INCOME (LOSS)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Operating income (loss)	$4,689	$(10,188)	$27,264	$(19,551)
Less: Gain on sale of businesses	7,034	—	31,120	—
Less: Other (losses), net	(2,169)	(3,429)	(2,169)	(3,429)
Adjusted operating loss	(176)	(6,759)	(1,687)	(16,122)
Less: Operating (loss) income associated divested properties	(205)	1,596	(330)	2,087
Adjusted comparable location operating income (loss)	$29	$(8,355)	$(1,357)	$(18,209)

EBITDA AND ADJUSTED EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss)	$(3,914)	$(34,398)	$5,089	$(56,932)
Income tax expense	(3,492)	6,386	(2,204)	6,386
Interest expense	12,095	9,346	24,379	22,517
Depreciation and amortization	2,334	2,716	4,793	5,473
EBITDA	7,023	(15,950)	32,057	(22,556)
Less: Gain on sale of businesses	7,034	—	31,120	—
Less: Other (losses), net	(2,169)	(3,429)	(2,169)	(3,429)
Less: Loss on debt extinguishment	—	(8,478)	—	(8,478)
Adjusted EBITDA	$2,158	$(4,043)	$3,106	$(10,649)

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	June 30,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$42,862	$34,867
Restricted cash	20,698	21,900
Accounts receivable, net of allowance	55,963	55,794
Prepaid expenses	4,630	4,778
Assets held for sale	31,751	23,858
Other current assets	13,877	17,142
Total current assets	169,781	158,339

Long-term accounts receivable, net of allowance	73,106	75,549
Cemetery property	303,502	320,605
Property and equipment, net of accumulated depreciation	91,892	103,400
Merchandise trusts, restricted, at fair value	472,500	517,192
Perpetual care trusts, restricted, at fair value	298,221	343,619
Deferred selling and obtaining costs	115,401	114,944
Deferred tax assets	29	81
Intangible assets	55,652	56,246
Other assets	25,966	29,393
Total assets	$1,606,050	$1,719,368

Liabilities and Owners' Equity
Current liabilities:
Accounts payable and accrued liabilities	$49,624	$55,134
Liabilities held for sale	24,274	20,668
Accrued interest	111	125
Current portion, long-term debt	1,291	374
Total current liabilities	75,300	76,301

Long-term debt, net of deferred financing costs	322,038	367,963
Deferred revenues	910,870	949,375
Deferred tax liabilities	32,220	34,613
Perpetual care trust corpus	298,221	343,619
Other long-term liabilities	47,110	49,987
Total liabilities	1,685,759	1,821,858
Commitments and contingencies

Owners' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 117,794,520 and 94,447,356 shares issued and outstanding, respectively	1,177	944
Paid-in capital in excess of par value	(85,975)	(103,434)
Retained earnings	5,089	—
Total owners' equity	(79,709)	(102,490)
Total liabilities and owners' equity	$1,606,050	$1,719,368

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share and per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Cemetery:
Interments	$17,392	$20,995	$33,346	$36,939
Merchandise	15,073	17,315	30,239	33,856
Services	16,928	17,365	32,488	33,332
Investment and other	9,539	9,953	20,925	19,411
Funeral home:
Merchandise	5,609	6,073	12,177	12,348
Services	6,166	6,794	12,777	14,078
Total revenues	70,707	78,495	141,952	149,964
Costs and Expenses:
Cost of goods sold	9,562	10,843	19,487	20,586
Cemetery expense	17,907	21,636	35,755	38,883
Selling expense	12,609	15,497	25,658	30,230
General and administrative expense	9,795	10,958	20,111	22,397
Corporate overhead	8,756	13,137	17,257	26,550
Depreciation and amortization	2,334	2,716	4,793	5,473
Funeral home expenses:
Merchandise	1,538	1,014	3,314	3,331
Services	5,297	5,459	10,694	11,012
Other	3,085	3,994	6,570	7,624
Total costs and expenses	70,883	85,254	143,639	166,086

Gain on sale of businesses	7,034	—	31,120	—
Other losses	(2,169)	(3,429)	(2,169)	(3,429)
Operating income (loss)	4,689	(10,188)	27,264	(19,551)
Interest expense	(12,095)	(9,346)	(24,379)	(22,517)
Loss on debt extinguishment	—	(8,478)	—	(8,478)
(Loss) income from operations before income taxes	(7,406)	(28,012)	2,885	(50,546)
Income tax benefit (expense)	3,492	(6,386)	2,204	(6,386)
Net (loss) income	$(3,914)	$(34,398)	$5,089	$(56,932)
Net (loss) income per common share (basic)(1)	$(0.04)	$(0.87)	$0.05	$(1.46)
Net (loss) income per common share (diluted)(1)	$(0.04)	$(0.87)	$0.05	$(1.46)
Weighted average number of common shares outstanding - basic(2)	97,572	39,329	96,022	39,115
Weighted average number of common shares outstanding - diluted(2)	97,572	39,329	96,022	39,115

(1)

For the three and six months ended June 30, 2020, represents net (loss) income divided by weighted average number of common shares outstanding and for the three and six months ended June 30, 2019, represents net loss divided by weighted average number of common limited partner units outstanding.

(2)

For the three and six months ended June 30, 2020, represents weighted average number of common shares outstanding and for the three and six months ended June 30, 2019, represents weighted average number of common limited partner units outstanding.

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2020	2019
Cash Flows From Operating Activities:
Net income (loss)	$5,089	$(56,932)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Cost of lots sold	2,843	3,718
Depreciation and amortization	4,793	5,473
Provision for bad debt	3,807	4,219
Non-cash compensation expense	727	2,566
Loss on debt extinguishment	—	8,478
Non-cash interest expense	10,506	6,684
Gain on sale of businesses	(31,120)	—
Other losses, net	2,169	3,433
Changes in assets and liabilities:
Accounts receivable, net of allowance	(8,234)	(8,611)
Merchandise trust fund	(2,242)	(9,482)
Other assets	4,746	(4,522)
Deferred selling and obtaining costs	(2,968)	(1,165)
Deferred revenues	19,663	15,126
Deferred taxes, net	(2,340)	6,227
Payables and other liabilities	(6,238)	(6,784)
Net cash provided by (used in) operating activities	1,201	(31,572)
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(3,791)	(4,838)
Proceeds from divestitures	48,336	1,250
Net cash provided by (used in) investing activities	44,545	(3,588)
Cash Flows From Financing Activities:
Proceeds from issuance of Series A Preferred Stock	8,800	—
Proceeds from issuance of Common Stock	8,200	—
Proceeds from issuance of redeemable convertible preferred units, net	—	57,500
Proceeds from borrowings	2,639	406,087
Repayments of debt	(53,572)	(366,470)
Principal payment on finance leases	(749)	(713)
Cost of financing activities	(4,236)	(17,437)
Shares repurchased related to share-based compensation	(35)	—
Net cash (used in) provided by financing activities	(38,953)	78,967
Net increase in cash, cash equivalents and restricted cash	6,793	43,807
Cash, cash equivalents and restricted cash—Beginning of period	56,767	18,147
Cash, cash equivalents and restricted cash—End of period	$63,560	$61,954
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$13,675	$16,981
Cash paid during the period for income taxes	—	1,402
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,611	$1,858
Operating cash flows from finance leases	225	238
Financing cash flows from finance leases	749	713
Non-cash investing and financing activities:
Acquisition of assets by financing	$—	$1,731
Net transfers within assets held for sale	80,781	(408)
Accrued paid-in-kind interest on Senior Secured Notes	7,077	—